UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6277

U.S. Treasury Reserves Portfolio
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
   (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31
Date of reporting period: February 28, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report

CitiSM U.S. Treasury Reserves February 28 , 2005

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

TA B L E   O F   C O N T E N T S

Letter from the Chairman	1

Fund Facts	4

Portfolio at a Glance - U.S. Treasury Reserves Portfolio	5

Fund Expenses	6

Citi U.S. Treasury Reserves
Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12

U.S. Treasury Reserves Portfolio
Schedule of Investments	16

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes in Net Assets	19

Financial Highlights	20

Notes to Financial Statements	21

L E T T E R   F R O M   T H E   C H A I R M A N

Dear Shareholder,

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the six-month period ended February 28, 2005. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)[i] growth was a robust 4.0% in the third quarter. The preliminary estimate for fourth quarter GDP was 3.8%, another solid gain.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii monetary policy was seen as highly accommodative and expectations were that it would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004—the first rate increase in four years. The Fed again raised rates in 0.25% increments during its meetings in August, September, November, December 2004, and February 2005, bringing the target for the federal funds rate to 2.50% . Following the end of the fund’s reporting period, at its March meeting, the Fed increased the target rate by an additional 0.25% to 2.75% .

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

While rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise, they can be good for short-term instruments such as money market securities. Prices for these money market securities, and the funds that invest in them, are generally held stable, while rising rates result in higher levels of income on new bonds issued in the future. Money market securities closely track movements of the federal funds target.

Performance Review

As of February 28, 2005, the seven-day current yield for CitiSM U.S. Treasury Reserves was 1.61% and its seven-day effective yield, which reflects compounding, was 1.62% .1

Current reimbursement and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the seven-day current yield would have been 1.40% and the seven-day effective yield would have been 1.41% .

1	The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

CITISM U.S. TREASURY RESERVES YIELDS AS OF FEBRUARY 28, 2005 (unaudited)

Seven-Day Current Yield[2]	1.61%
Seven-Day Effective Yield[2]	1.62%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Current reimbursement and/or fee waivers are voluntary, and may be reduced or terminated at any time.Absent these reimbursements or waivers, the seven-day current yield would have been 1.40% and the seven-day effective yield would have been 1.41% .

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

2	The seven-day effective yield is calculated similarly to the seven-day current yield but, when annual- ized, the income earned by an investment in the fund is assumed to be reinvested.The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 23, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice.Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

F U N D   F A C T S

Fund Objective

To provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital

Investment Manager	Dividends
Citi Fund Management Inc.	Declared daily, paid monthly

Commencement of Operations	Benchmark*
May 3, 1991	• iMoneyNet, Inc. 100% U.S.
Treasury Rated Money Market
Net Assets as of 2/28/05	Funds Average
$239.2 million

*	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Citi is a service mark of Citicorp.

U . S .   T R E A S U R Y   R E S E R V E S   P O R T F O L I O

PORTFOLIO AT A GLANCE (unaudited)

Investment Breakdown

F U N D   E X P E N S E S (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2004 and held for the six months ended February 28, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual	Beginning	Ending	Annualized	Expenses
	Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio	the Period(3)

Citi U.S. Treasury Reserves	0.57%	$1,000.00	$1,005.70	0.70%	$3.48

(1)	For the six months ended February 28, 2005.

(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers. Past performance is no guarantee of future results. In the absence of fee waivers, the total return would have been lower.

(3)	Expenses (net of voluntary fee waiver) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365.

F U N D   E X P E N S E S (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Citi U.S. Treasury Reserves	5.00%	$1,000.00	$1,021.32	0.70	$3.51

(1)	For the six months ended February 28, 2005.

(2)	Expenses (net of voluntary fee waiver) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365.

Citi U.S. Treasury Reserves
S T A T E M E N T   O F   A S S E T S   A N D   L I A B I L I T I E S

February 28, 2005 (unaudited)

ASSETS:
Investment in U.S.Treasury Reserves Portfolio, at value (Note 1)	$239,939,955
Receivable for shares of beneficial interest sold	25,844
Prepaid expenses	7,040

Total Assets	239,972,839

LIABILITIES:
Dividends payable	385,857
Payable for shares of beneficial interest repurchased	142,362
Management fees payable (Note 3)	75,700
Distribution/Service fees payable (Note 3)	71,271
Transfer agency fees payable (Note 1)	16,500
Trustees’ fees payable	10,296
Accrued expenses	65,744

Total Liabilities	767,730

Total Net Assets for 239,204,307 Class N shares of beneficial interest outstanding	$239,205,109

NET ASSETS:
Par value of shares of beneficial interest (Note 4)	$ 2,392
Capital paid in excess of par value	$239,201,915
Accumulated net gain from investment transactions	802

Total Net Assets	239,205,109

Net Asset Value, Offering Price, and Redemption Price Per Share	1.00

See Notes to Financial Statements.

Citi U.S. Treasury Reserves
S T A T E M E N T   O F   O P E R A T I O N S

For the Six Months Ended February 28, 2005 (unaudited)

INVESTMENT INCOME (Note 1):
Income from U.S.Treasury Reserves Portfolio)	$2,674,858
Allocated net expenses from U.S.Treasury Reserves Portfolio	(143,539)

Total Investment Income		$2,531,319

EXPENSES:
Management fees (Note 3)	576,931
Distribution/Service fees (Note 3)	360,582
Shareholder communications	42,203
Transfer agency services (Note 1)	32,017
Legal fees	10,731
Blue Sky fees	10,356
Custody and fund accounting fees	7,332
Audit fees	7,000
Trustees’ fees	4,219
Other	15,767

Total Expenses	1,067,138
Less: Management fee waiver (Note 3)	(202,087)

Net Expenses		865,051

Net Investment Income		1,666,268
Net Realized Gain on Investments From
U.S.Treasury Reserves Portfolio		5,907

Increase in Net Assets From Operations		$1,672,175

See Notes to Financial Statements.

Citi U.S. Treasury Reserves
S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S

For the Six Months Ended February 28, 2005 (unaudited)
and theYear Ended August 31, 2004

	2005	2004

OPERATIONS:
Net investment income	$1,666,268	$878,178
Net realized gain	5,907	33,110

Increase in Net Assets From Operations	1,672,175	911,288

DISTRIBUTIONS TO SHAREHOLDERS FROM
(NOTE 2):
Net investment income	(1,666,268)	(878,178)
Net realized gain	(5,210)	(33,058)

Decrease in Net Assets From Distribution
to Shareholders	(1,671,478)	(911,236)

TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST AT NET ASSET VALUE OF $1.00
PER SHARE (NOTE 4):
Net proceeds from sale of shares	1,185,468,590	974,193,167
Net asset value of shares issued for
reinvestment of distributions	281,417	178,577
Cost of shares repurchased	(1,279,627,613)	(952,847,060)

Increase (Decrease) in Net Assets From
Transactions in Shares of Beneficial Interest	(93,877,606)	21,524,684

Increase (Decrease) in Net Assets	(93,876,909)	21,524,736

NET ASSETS:
Beginning of period	333,082,018	311,557,282

End of period	$239,205,109	$333,082,018

See Notes to Financial Statements.

Citi U.S. Treasury Reserves
F I N A N C I A L   H I G H L I G H T S (unaudited)

For a share of beneficial interest outstanding throughout each year or period ended August 31, unless otherwise noted:

CLASS N	2005 (1)		2004	2003	2002	2001	2000

Net Asset Value,
Beginning of Period	$1.00000		$1.00000	$1.00000	$1.00000	$1.00000	$1.00000
Net investment income and
net realized gain	0.00568		0.00321	0.00624	0.01438	0.04529	0.04797
Distributions from net
investment income and
net realized gain	(0.00568)		(0.00321)	(0.00624)	(0.01438)	(0.04529)	(0.04797)

Net Asset Value,
End of Period	$1.00000		$1.00000	$1.00000	$1.00000	$1.00000	$1.00000

Total Return(2)	0.57	%‡	0.32%	0.63%	1.45%	4.62%	4.90%
Net Assets, End of Period
(000s)	$239,205		$333,082	$311,557	$396,382	$348,313	$288,447
Ratios to Average
Net Assets:
Expenses(3)(4)(5)	0.70	%†	0.70%	0.68%	0.70%	0.70%	0.70%
Net Investment Income(3)	1.16	%†	0.31%	0.64%	1.41%	4.50%	4.76%

(1)	For the six months ended February 28, 2005 (unaudited).
(2)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.
(3)	Includes the Fund’s share of U.S.Treasury Reserves Portfolio’s allocated expenses.
(4)	The ratio of expenses to average net assets will not exceed 0.70% as a result of a voluntary expense limitation, which may be terminated at any time.
(5)	The Fund’s Manager and the Manager of U.S.Treasury Reserves Portfolio voluntarily waived a por-
tion of its fees for the six months ended February 28, 2005 and for the years ended August 31, 2004,
2003, 2002, 2001 and 2000. If such fees were not voluntarily waived, the expense ratios would have been 0.92% (annualized), 0.91%, 0.90%, 0.92%, 1.01% and 0.97%, respectively.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

Citi U.S. Treasury Reserves
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (unaudited)

1. Organization and Significant Accounting Policies

Citi U.S. Treasury Reserves (the “Fund”) is a separate diversified series of CitiFunds Trust III (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, management investment company. The Fund invests all of its investable assets in U.S. Treasury Reserves Portfolio (the “Portfolio”), an open-end, diversified management investment company for which Citi Fund Management Inc. (the “Manager”) serves as Investment Manager. The value of such investment reflects the Fund’s proportionate interest (16.7% at February 28, 2005) in the net assets of the Portfolio. Citigroup Global Markets Inc. (“CGM”) is the Fund’s Distributor. Citicorp Trust Bank fsb. (“CTB”), a subsidiary of Citigroup, acts as the Fund’s transfer agent.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ from these estimates.

  A. Investment Valuation. Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

  B. Investment Income. The Fund earns income, net of Portfolio expenses, daily on its investment in the Portfolio.

  C. Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of their taxable income and net realized gains of investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

  D. Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds in a series are allocated in proportion to the average net assets of each fund, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

  E. Method of Allocation. All the net investment income of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

Citi U.S. Treasury Reserves
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (unaudited) (continued)

2. Dividends and Distributions to Shareholders

The net income of the Fund is determined daily, as of 2:00 p.m. Eastern Time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the Shareholder Servicing Agent), on or prior to the last business day of the month.

Distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually.

3. Management Agreement and Other Transactions with Affiliates

The management fees are computed at an annual rate of 0.40% of the Fund’s average daily net assets. The management fees paid to the Manager amounted to $576,931, of which $202,087 was voluntarily waived for the six months ended February 28, 2005. The Manager also serves as the Manager of the Portfolio and receives management fees, before any waivers, at an annual rate of 0.15% of the Portfolio’s average daily net assets. Such waiver is voluntary and may be terminated at any time at the discretion of the manager.

The Trust pays no compensation directly to any Trustee or any officer who is affili-ated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

During the six months ended February 28, 2005, Citigroup, or affiliated entities, held shares of the Fund in non-discretionary, nominee accounts on behalf of certain non-affiliated investors.

The Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act. The Service Plan allows the Fund to pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets. The Service fees paid amounted to $360,582 for the six months ended February 28, 2005. These fees may be used to make payments to the distributor and to Service Agents or others as compensation for the sale of Fund shares or for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund may also make payments to the distributor and others for providing personal service or the maintenance of shareholder accounts.

4. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

Citi U.S. Treasury Reserves
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (unaudited) (continued)

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amount shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

5. Trustee Retirement Plan

The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the plan are unfunded. Three former Trustees are currently receiving payments under the plan. In addition, two other former Trustees received a lump sum payment under the plan. The Fund’s allocable share of the expenses of the Plan for the six months ended February 28, 2005 was $1,090.

6. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

Citi U.S. Treasury Reserves
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (unaudited) (continued)

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The Fund did not implement the contractual arrangement described above and will not receive any payments.

U.S. Treasury Reserves Portfolio
S C H E D U L E   O F   I N V E S T M E N T S  February 28, 2005 (unaudited)

	Principal
	Amount
Issuer	(000’s omitted)	Value

U.S.Treasury Bills — 100.0%

United States Treasury Bill:
due 3/3/05	$104,809	$ 104,796,903
due 3/10/05	133,770	133,696,450
due 3/17/05	108,000	107,898,751
due 3/24/05	191,403	191,138,460
due 3/31/05	220,851	220,439,495
due 4/7/05	150,000	149,649,528
due 4/14/05	135,133	134,755,332
due 4/21/05	150,000	149,493,188
due 4/28/05	50,000	49,805,861
due 5/5/05	25,000	24,900,920
due 5/26/05	50,000	49,683,472
due 6/23/05	50,000	49,602,583
due 8/11/05	25,000	24,694,092
due 8/18/05	50,000	49,348,333

Total Investments,
at Amortized
Cost	100.0%	1,439,903,368
Liabilities in Excess
of Other Assets	0.0%	(285,490)

Total Net Assets	100.0%	$1,439,617,878

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio
S T A T E M E N T   O F   A S S E T S   A N D   L I A B I L I T I E S

February 28, 2005 (unaudited)

ASSETS:
Investments, at amortized cost and value (Note 1A)	$1,439,903,368
Cash	353

Total Assets	1,439,903,721

LIABILITIES:
Management fees payable (Note 2)	124,387
Trustees’ fees payable	14,556
Accrued expenses	146,900

Total Liabilities	285,843

Total Net Assets	1,439,617,878

REPRESENTED BY:
Capital paid in excess of par value	$1,439,617,878

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio
S T A T E M E N T   O F   O P E R A T I O N S

For the Six Months Ended February 28, 2005 (unaudited)

INVESTMENT INCOME		$19,683,853

EXPENSES:
Management fees (Note 2)	$1,575,494
Custody and fund accounting fees	174,067
Legal fees	31,116
Trustees’ fees	17,221
Audit fees	10,100
Other	37,437

Total Expenses	1,845,435
Less: Management fee waiver (Note 2)	(800,347)
Fees paid indirectly (Note 1D)	(513)

Net Expenses		1,044,575

Net Investment Income		18,639,278
Net Realized Gain on Investments		43,160

Increase in Net Assets from Operations		18,682,438

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio
S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S

For the Six Months Ended February 28, 2005 (unaudited)
and the Year Ended August 31, 2004

	2005	2004

OPERATIONS:
Net investment income	$18,639,278	$14,355,012
Net realized gain	43,160	184,470

Increase Net Assets From Operations	18,682,438	14,539,482

CAPITAL TRANSACTIONS:
Proceeds from contributions	4,523,358,204	5,330,944,721
Value of withdrawals	(4,665,134,170	(5,241,122,172)

Increase (Decrease) in Net Assets From
Capital Transactions	(141,775,966)	89,822,549

Increase (Decrease) in Net Assets	(123,093,528)	104,362,031

NET ASSETS:
Beginning of period	1,562,711,406	1,458,349,375

End of period	$1,439,617,878	$1,562,711,406

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio
F I N A N C I A L   H I G H L I G H T S (unaudited)

	2005	(1)	2004	2003	2002	2001	2000

Total Return(2)	0.87	%‡	0.92%	1.20%	2.06%	5.24%	5.53%

Net Assets,
End of Period
(000s)	1,439,618		$1,562,711	$1,458,349	$1,953,165	$1,387,171	$1,324,688

Ratios to Average
Net Assets:
Expenses(3)(4)	0.10	%†	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income	1.77	%†	0.91%	1.22%	2.00%	5.13%	5.41%

(1)	For the six months ended February 28, 2005 (unaudited).

(2)	Performance figures may reflect fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(3)	The ratio of expenses to average net assets will not exceed 0.10% as a result of a voluntary expense limitation, which may be terminated at any time.

(4)	The Portfolio’s Manager voluntarily waived a portion of its management fee for the six months ended February 28, 2005, and for the years ended August 31, 2004, 2003, 2002, 2001 and 2000. If such fees were not voluntarily waived, the expense ratios would have been 0.18% (annualized), 0.18%, 0.18%, 0.20%, 0.23% and 0.23% respectively.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (unaudited)

1. Organization and Significant Accounting Policies

U.S. Treasury Reserves Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue ben-eficial interests in the Portfolio. Citi Fund Management Inc. (the “Manager”) acts as the Investment Manager.

The following are significant accounting policies consistently followed by the Portfolio. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ from these estimates.

  A. Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”), which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Funds’ use of amortized cost is subject to their compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

  B. Investment Income and Expenses. Investment income consists of interest accrued and discount earned (including both original issue and market discount), adjusted for amortization of premium, on the investments of the Portfolio. Expenses of the Portfolio are accrued daily.

  C. IncomeTaxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so that an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

  D. Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

  E. Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2. Management Agreement and Other Transactions with Affiliates

The Manager is responsible for overall management of the Portfolio’s business affairs, and has a Management Agreement with the Portfolio. The Manager or an affiliate also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio.

U.S. Treasury Reserves Portfolio
N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (unaudited) (continued)

The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at the annual rate of 0.15% of the Funds’ average daily net assets. The management fee amounted to $1,575,494 of which $800,347 was voluntarily waived for the six months ended February 28, 2005. Such waiver is voluntary and may be terminated at any time at the discretion of the manager.

The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Manager or its affiliates.

3. Investment Transactions

Purchases, maturities and sales of U.S. Treasury obligations, aggregated $14,224,712,108 and $14,365,449,261, respectively, for the six months ended February 28, 2005.

4. Federal Income Tax Basis of Investment Securities

The Tax Cost of investment securities owned at February 28, 2005, for federal income tax purposes, amounted to $1,439,903,368.

5. Trustee Retirement Plan

The Trustees of the Portfolio have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement ben-efit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the plan are unfunded. Three former Trustees are currently receiving payments under the plan. In addition, two other former Trustees received a lump sum payment under the plan. The Portfolio’s allocable share of the expenses of the Plan for the six months ended February 28, 2005, was $3,197.

6. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an

U.S. Treasury Reserves Portfolio

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S (unaudited) (continued)

affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The Portfolio did not implement the contractual arrangement described above and will not receive any payments.

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INVESTMENT MANAGER	TRUSTEES
(OF U.S.TREASURY RESERVES	Elliott J. Berv
PORTFOLIO)	Donald M. Carlton
Citi Fund Management Inc.	A. Benton Cocanougher
100 First Stamford Place	Mark T. Finn
Stamford, CT 06902	R. Jay Gerken, CFA*
Chairman
DISTRIBUTOR	Stephen Randolph Gross
Citigroup Global Markets Inc.	Diana R. Harrington
Susan B. Kerley
TRANSFER AGENT	Alan G. Merten
Citicorp Trust Bank, fsb.	R. Richardson Pettit
125 Broad Street, 11th Floor
New York, NY 10004	OFFICERS*
R. Jay Gerken, CFA
SUB-TRANSFER AGENT	President and
PFPC Inc.	Chief Executive Officer
P.O. Box 9699
Providence, RI 02940-9699	Andrew B. Shoup
Senior Vice President and
SUB-TRANSFER AGENT AND	Chief Administrative Officer
CUSTODIAN
State Street Bank and Trust Company	Frances M. Guggino
225 Franklin Street	Chief Financial Officer
Boston, MA 02110	and Treasurer

INDEPENDENT REGISTERED	Andrew Beagley
PUBLIC ACCOUNTING FIRM	Chief Anti-Money Laundering
KPMG LLP	Compliance Officer and
757 Third Ave	Chief Compliance Officer
New York, NY 10017
Wendy Setnicka
LEGAL COUNSEL	Controller
Bingham McCutchen LLP
150 Federal Street	Robert I. Frenkel
Boston, MA 02110	Secretary and Chief Legal Officer

* Affiliated Person of Investment Manager

CitiFunds Trust III

CitiSM U.S. Treasury Reserves

The fund is a separate investment fund of CitiFunds Trust III, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’S website at www.sec.gov.

This report is submitted for the general information of the shareholders of Citi U.S. Treasury Reserves.

©2005 Citicorp	Citigroup Global Markets Inc.
CFS/RUS/205
05-8209

ITEM	2	.		CODE OF ETHICS.

				Not Applicable.

ITEM	3	.		AUDIT COMMITTEE FINANCIAL EXPERT.

				Not Applicable.

Item	4	.		PRINICIPAL ACCOUNTANT FEES AND SERVICES

				Not Applicable.

ITEM	5	.		AUDIT COMMITTEE OF LISTED REGISTRANTS.

				Not Applicable.

ITEM	6	.		[RESERVED]

ITEM	7	.		DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
				MANAGEMENT INVESTMENT COMPANIES.

				Not Applicable.

ITEM	8	.		[RESERVED]

ITEM	9	.		SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

				Not Applicable.

ITEM	10	.		CONTROLS AND PROCEDURES.

				(a) The registrant’s principal executive officer and principal
				financial officer have concluded that the registrant’s
				disclosure controls and procedures (as defined in Rule 30a-
				3(c) under the Investment Company Act of 1940, as amended (the
				“1940 Act”)) are effective as of a date within 90 days of the
				filing date of this report that includes the disclosure
				required by this paragraph, based on their evaluation of the
				disclosure controls and procedures required by Rule 30a-3(b)
				under the 1940 Act and 15d-15(b) under the Securities Exchange
				Act of 1934.

				(b) There were no changes in the registrant’s internal control
				over financial reporting (as defined in Rule 30a-3(d) under
				the 1940 Act) that occurred during the registrant’s last
				fiscal half-year (the registrant’s second fiscal half-year in
				the case of an annual report) that have materially affected,
				or are likely to materially affect the registrant’s internal
				control over financial reporting.

ITEM	11	.		EXHIBITS.

				(a) Not Applicable

				(b) Attached hereto.

			Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

			Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

U.S Treasury Reserves Portfolio

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
U.S Treasury Reserves Portfolio

Date:	May 6, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
U.S Treasury Reserves Portfolio

Date:	May 6, 2005

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
U.S Treasury Reserves Portfolio

Date:	May 6, 2005